SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 8, 2000
                Date of Report (Date of earliest event reported)

                       Nastech Pharmaceutical Company Inc.
             (Exact name of Registrant as specified in its charter)

          Delaware                    000-13789                11-2658569
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                   Identification Number)

                                 45 Davids Drive
                               Hauppauge, NY 11788
                    (Address of principal executive offices)

                                 (631) 273-0101
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets

            On August 8, 2000, Nastech Pharmaceutical Company Inc. ("Nastech") acquired Atossa HealthCare Inc. ("Atossa"), a development stage company based in Washington state which is developing a proprietary platform of diagnostics and treatments related to breast cancer risk assessment and therapeutics and other women's health care products. The acquisition was effected via a merger of Atossa Acquisition Corporation Inc., a wholly owned subsidiary of Nastech, with and into Atossa, pursuant to which Atossa became a wholly-owned subsidiary of Nastech. Nastech issued a press release announcing the merger on August 9, 2000.

            Pursuant to the merger, the shareholders of Atossa received one share of Nastech common stock for each 5.051 shares of Atossa common stock held at the time of the merger. The total consideration paid for Atossa (600,000 shares of Nastech common stock, with a market value of approximately $2,500,000), was agreed upon by Nastech and Atossa after extensive negotiations. Following the merger, Steven C. Quay, M.D., Ph.D., the founder of Atossa, became the Chairman, President and Chief Executive Officer of Nastech. No plant, equipment, or other physical property were acquired.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c)   Exhibits:

            2.1 Agreement and Plan of Reorganization dated as of August 8, 2000, among Registrant, Atossa Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Registrant, and Atossa HealthCare, Inc., a Delaware corporation.

            10.1 Employment Agreement, dated August 8, 2000, between Registrant and Steven C. Quay, M.D., Ph.D.

            99.1  Press Release dated August 9, 2000.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Nastech Pharmaceutical Company Inc.


                                      By: /s/ Andrew Zinzi
                                          --------------------------------
                                          Name:  Andrew Zinzi
                                          Title: Chief Financial Officer

Date: August 15, 2000


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

                                  Exhibit Index


        Exhibit Number              Description
        --------------              -----------

            2.1 Agreement and Plan of Reorganization dated as of August 8, 2000, among Registrant, Atossa Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Registrant, and Atossa HealthCare, Inc., a Delaware corporation.

            10.1 Employment Agreement, dated August 8, 2000 between Registrant and Steven C. Quay, M.D., Ph.D.

            99.1              Press Release dated August 9, 2000.


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